Supplement to the

Fidelity® Series 100 Index Fund (FOHIX)

A Fund of Fidelity Commonwealth Trust

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2012

Bobe Simon no longer serves as a portfolio manager of the fund. All references to Mr. Simon in the "Management Contract" section beginning on page 33 are no longer applicable.

Peter Matthew has replaced Eric Matteson as the assistant portfolio manager of the fund. All references to Mr. Matteson are no longer applicable.

The following information supplements information found in the "Management Contract" section beginning on page 33.

Fidelity® Series 100 Index Fund is managed by Geode, a sub-adviser to the fund. Peter Matthew is an assistant portfolio manager of the fund and receives compensation for his services. As of August 31, 2012, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager's compensation may be deferred based on criteria established by Geode.

The portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager's bonus is linked to Fidelity Series 100 Index Fund's relative pre-tax investment performance measured against the S&P 100® Index. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

The portfolio manager's compensation plan can give rise to potential conflicts of interest. The manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund's investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Matthew as of August 31, 2012:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	21	2	12
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 89,831	$ 4,654	$ 19,931
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Series 100 Index Fund ($7,907 (in millions) assets managed).

As of August 31, 2012, the dollar range of shares of Fidelity Series 100 Index Fund beneficially owned by Mr. Matthew was none.

HUNB-12-01  October 5, 2012
1.848939.107